SP FUNDS TRUST

(the “Trust”)

SP Funds S&P World ETF (SPWO)

(the “Fund”)

Supplement dated November 28, 2023

to the Fund’s Prospectus and Statement of Additional

Information (“SAI”) dated November 20, 2023

The Board of Trustees (the “Board”) of the Trust has approved a change to the name of the Fund. Effective immediately, the Fund is renamed “SP Funds S&P World (ex-US) ETF.” Therefore, all references to the Fund’s name in its Prospectus and Statement of Additional Information are changed accordingly.

You should read this Supplement in conjunction with the Prospectus and SAI, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund at (425) 409-9500.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE